UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018

HUBBELL INCORPORATED
(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On February 5, 2018, Hubbell Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report the completion of its acquisition of Meter Readings Holding Group, LLC (“Aclara”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 22, 2017, by and among Aclara, Hubbell Power Systems, Inc., a wholly owned subsidiary of the Company, Yellow Merger Sub, Inc., an indirect wholly owned subsidiary of the Company (“Merger Sub”), Sun Meter Readings, LP, as representative for Aclara’s members and optionholders, and, for the limited purposes set forth therein, the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into Aclara in accordance with Delaware law (the “Merger”), with Aclara surviving the Merger as a wholly owned indirect subsidiary of the Company.
The Company is filing this amendment to the Initial Filing for the purpose of including the financial information described in Item 9.01(a) of Form 8-K and the pro forma information described in Item 9.01(b) of Form 8-K, which information was previously omitted in accordance with the instructions to Item 9.01 of Form 8-K.
The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Hubbell. Hubbell is in the process of performing a detailed review of Aclara’s accounting policies. As a result of that review, Hubbell may identify additional differences between the accounting policies of the two companies and, when conformed, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments.  Such differences may include impacts arising from Hubbell’s assessment of accounting policies and practices for estimating warranty obligations, capitalization of software development costs, and uncertain tax positions, among others. Additionally, certain financial information of Aclara as presented in its historical consolidated financial statements has been reclassified to conform to the historical presentation in Hubbell’s consolidated financial statements for purposes of preparation of the unaudited pro forma condensed combined financial information. There were no transactions between Hubbell and Aclara during the periods presented in the unaudited pro forma condensed combined financial information.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The historical audited consolidated financial statements of Aclara as of and for the fiscal year ended September 30, 2017 are filed herewith as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma combined statement of financial position and statement of income of the Company as of and for the fiscal year ended December 31, 2017, giving effect to the Merger, is filed as Exhibit 99.2 hereto and are incorporated herein by reference.
(c) Exhibits
The following exhibits are filed as part of this current report:

Exhibit No.	Description
23.1	Consent of Crowe Horwath LLP, independent registered public accounting firm to Aclara.
99.1	The Audited consolidated financial statements of Aclara as of and for the fiscal year ended September 30, 2017.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Joseph A. Capozzoli
Name: Joseph A. Capozzoli
Title:Vice President, Controller
Date: April 19, 2018

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Crowe Horwath LLP, independent registered public accounting firm to Aclara.
99.1	The Audited consolidated financial statements of Aclara as of and for the fiscal year ended September 30, 2017.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2017.